EXHIBIT 31.2

CERTIFICATION

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO
SECURITIES EXCHANGE ACT FULES 13A-14 AND 15D-14
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew T. Melton, Chief Financial Officer of ThermoEnergy Corporation (the “registrant”), certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of ThermoEnergy Corporation;

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls  and procedures to be designed under our supervision, to ensure that material information  relating to the registrant, including its consolidated subsidiaries, is made known to us by  others within those entities, particularly during the period in which this quarterly report is  being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures and  presented in this quarterly report our conclusions about the effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this quarterly report based  on such evaluation; and

c) disclosed in this quarterly report any change in the registrant’s internal control over  financial reporting that occurred during the registrant’s most recent fiscal quarter (the  registrant’s forth quarter in the case of an annual report) that has materially affected or is  reasonably likely to materially affect, the registrant’s internal control over financial  reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation in internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal control which are  reasonably likely to adversely affect the registrant’s ability to record, process, summarize  and report information; and

b) any fraud, whether or not material, that involves management or other employees who  have a significant role in the registrant’s internal control over financial reporting.

Date: November 14, 2006

By:	/s/ Andrew T. Melton
Name: Andrew T. Melton Title: Chief Financial Officer